AMENDMENT NO. 3
                                       to
                           LOAN AND SECURITY AGREEMENT
                           dated as of April 16, 1997



      THIS AMENDMENT NO. 3 dated as of March 30, 1998 (this "Amendment") is made by SYRATECH CORPORATION, a Delaware corporation, TOWLE MANUFACTURING COMPANY, a Delaware corporation, LEONARD FLORENCE ASSOCIATES, INC., a Massachusetts corporation, WALLACE INTERNATIONAL SILVERSMITHS, INC., a Delaware corporation, SYRATECH HOLDING CORPORATION, an Arkansas corporation, RAUCH INDUSTRIES, INC., a North Carolina corporation, ROCHARD, INC., a New York corporation, HOLIDAY PRODUCTS, INC., a North Carolina corporation, FARBERWARE INC., a Delaware corporation, SILVESTRI, INC., a Delaware corporation, the financial institutions parties hereto from time to time as Lenders, and NATIONSBANK, N.A., a national banking association ("NationsBank"), as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements
                             ----------------------

      The Borrowers, the Lenders and the Administrative Agent are parties to a Loan and Security Agreement dated as of April 16, 1997, as amended by Amendment No. 1 dated as of July 31, 1997 and Amendment No. 2 dated as of December 31, 1997 (the "Loan Agreement", terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

      The Borrowers have requested that the Lenders modify certain financial covenants and amend certain other provisions of the Loan Agreement and the Lenders and the Administrative Agent have agreed to such modifications to the Loan Agreement as hereinafter set forth, upon and subject to all of the terms, conditions and provisions hereof.

      NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, effective as provided in Section 2, by

      (a) amending Section 1.1 Definitions by

      (i) adding thereto in correct alphabetical order the following definition:

      Fiscal Quarter means each of the four consecutive periods of three Fiscal Months each, beginning on the first day of a Fiscal Year.

      (ii) amending the definition EBITDA in its entirety to read as follows:

      EBITDA for a specified period means consolidated Net Income of Syratech and its Consolidated Subsidiaries for such period, before provision for interest expense, income taxes, depreciation expense, amortization, and any extraordinary item(s), all determined in accordance with GAAP; plus any amount (up to $1,250,000) applied before December and otherwise in accordance with the provisions of Section 11.6, to fund unfunded pension liability of the Borrowers to Leonard Florence, plus, during the period from April 15, 1997 through December 31, 1997, an amount not greater than $3,873,756, expensed by Syratech in connection with the exercise of certain employee stock options exercised in connection with the Merger.

      (b) amending Section 4.9 Prepayment Fee in its entirety to read as follows:

      Section 4.9 Prepayment Fee. If the Borrowers prepay the Loans in whole (other than from the proceeds of a primary offering of securities of Syratech or the sale of the Company as a whole) and terminate this Agreement (a) prior to the first Anniversary or (b) after the first Anniversary but prior to March 1, 1999, the Borrowers shall pay to the Administrative Agent for the Ratable benefit of the Lenders on such date of terminations, as liquidated damages and compensation for the costs of making funds available to the Borrowers under this Agreement and not as a penalty, an amount equal to 2% or 1%, respectively, of the amount of the Revolving Credit Facility on the Effective Date.

     (c) amending Section 11.1 Financial Ratios by

            (i) amending Section 11.1(b) Total Funded Debt to EBITDA in its entirety to read as follows:

            (b) Total Funded Debt to EBITDA. Total Funded Debt to EBITDA for any period of four consecutive Fiscal Quarters ending on or after a date specified below, to be greater than the ratio specified opposite such date:

              Date                      Ratio

              3/31/98                   14.84 to 1
              6/30/98                   19.16 to 1
              9/30/98                   15.83 to 1
              12/31/98                  8.80 to 1
              3/31/99                   5.0 to 1
              12/31/99                  4.5 to 1
              12/31/00
              and thereafter            4.25 to 1




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

            (ii) amending Section 11.1(c) Fixed Charge Coverage in its entirety to read as follows:

            (c) Fixed Charge Coverage: Fixed Charge Coverage for any period of four consecutive Fiscal Quarters ending on or after a date specified below to be less than the ratio specified opposite such date:

               Date                       Ratio

               3/31/98                    0.30 to 1
               6/30/98                    0.22 to 1
               9/30/98                    0.29 to 1
               12/31/98                   0.71 to 1
               3/31/99                    1.15 to 1
               12/31/99                   1.20 to 1
               12/31/00
               and thereafter             1.30 to 1

      (d) amending Section 11.4 Investments by deleting the figure "$40,000,000" appearing therein and substituting therefor the figure "$20,000,000";

      (e) amending Section 11.5 Capital Expenditures by deleting the figure "$17,500,000" appearing therein and substituting therefor the figure "$23,000,000",

      (f) amending Section 11.6 Restricted Distributions and Payments, Etc. by adding at the end thereof as a new grammatical paragraph the following:

         To the extent that the payments hereinafter described may be deemed to be Restricted Distributions or Restricted Payments, so long as no Default or Event of Default has occurred and is continuing or would exist after giving effect thereto, the Borrowers may (1) fund 50% of the unfunded pension liability of the Borrowers to Leonard Florence, up to an amount equal to $1,250,000, or after the effective date of Amendment No. 3 to this Agreement, (2) fund the remaining unfunded pension liability of the Borrowers to Leonard Florence, up to an amount equal to $1,250,000, after December 1, 1998, provided that after giving pro forma effect to such funding, based on actual performance by the Borrowers during the 1998 Fiscal Year to date, no Default or Event of Default would exist as of December 31, 1998, and (3) purchase life insurance (which one or more of the Borrowers would own) covering Messrs Randolph, Levine, and Kanter and Ms. Faye Florence, or otherwise provide for the Borrowers' post-retirement obligations to such Persons, on or after the effective date of Amendment No. 3 to this Agreement, upon terms and conditions no more costly to the Borrowers and otherwise not less favorable to the Borrowers than those outlined in Mr. Randolph's letter dated March 10, 1998 addressed to the Agent, copies of which have been furnished to each Lender.

      Section 2. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof on the date on which the Administrative Agent shall have received each of the following documents (in sufficient copies for each Lender):


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

      (a) this Amendment duly executed and delivered by each Borrower and the Required Lenders,

      (b) a certificate of the Secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower as in effect on the date hereof attached thereto (or containing the certification of such Secretary that no amendment of modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), and to the further effect that the incumbency certificate and corporate action delivered in connection with the occurrence of the date hereof remain in effect, unchanged,

      (c) a certificate of the President or Financial Officer of Syratech to the effect that

            (i) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, and

            (ii) no Default or Event of Default has occurred and is continuing and such statements shall be true; and

      (d) such other documents, certificates and instrument sin connection with the effectiveness of this Amendment as the Administrative Agent or any lender may reasonably request.

      Section 3. Effect on Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      Section 4. Counterpart Execution: Governing Law.

      (a) Execution Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             BORROWERS:

                             SYRATECH CORPORATION


                             By: /s/ Ami A. Trauber
                                 -----------------------------------------------
                                 Ami A. Trauber
                                 Executive Vice President of Finance,
                                 Chief Financial Officer and
                                 Corporate Treasurer

                             TOWLE MANUFACTURING COMPANY

                             By: /s/ Ami A. Trauber
                                 -----------------------------------------------
                                 Ami A. Trauber
                                 Executive Vice President of Finance,
                                 Chief Financial Officer and
                                 Corporate Treasurer

                             LEONARD FLORENCE ASSOCIATES, INC.

                             By: /s/ Ami A. Trauber
                                 -----------------------------------------------
                                 Ami A. Trauber
                                 Executive Vice President of Finance,
                                 Chief Financial Officer and
                                 Corporate Treasurer

                             WALLACE INTERNATIONAL SILVERSMITHS, INC.

                             By: /s/ Ami A. Trauber
                                 -----------------------------------------------
                                 Ami A. Trauber
                                 Executive Vice President of Finance,
                                 Chief Financial Officer and
                                 Corporate Treasurer

                             SYRATECH HOLDING CORPORATION

                             By: /s/ Richard Freiman
                                 -----------------------------------------------
                                 Richard Freiman
                                 President


                             RAUCH INDUSTRIES, INC.

                             By: /s/ Ami A. Trauber
                                 -----------------------------------------------
                                 Ami A. Trauber
                                 Executive Vice President of Finance,
                                 Chief Financial Officer and
                                 Corporate Treasurer

                             ROCHARD, INC.

                             By: /s/  Richard Sonking
                                 -----------------------------------------------
                                 Richard Sonking
                                 President

                             HOLIDAY PRODUCTS, INC.

                              By: /s/ Roger S. Silverstein
                                 -----------------------------------------------
                                  Roger S. Silverstein
                                  President

                             FARBERWARE INC.

                             By: /s/ Ami A. Trauber
                                 -----------------------------------------------
                                 Ami A. Trauber
                                 Executive Vice President of Finance,
                                 Chief Financial Officer and
                                 Corporate Treasurer

                             SILVESTRI, INC.

                             By: /s/ Ami A. Trauber
                                 -----------------------------------------------
                                 Ami A. Trauber
                                 Executive Vice President of Finance,
                                 Chief Financial Officer and
                                 Corporate Treasurer

                             ADMINISTRATIVE AGENT:

                             NATIONSBANK, N.A.

                             By: /s/ Brian R. O'Fallon
                                 -----------------------------------------------
                                 Brian R. O'Fallon
                                 Senior Vice President


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


                             LENDERS:

                             NATIONSBANK, N.A.

                             By: /s/ Brian R. O'Fallon
                                 -----------------------------------------------
                                 Brian R. O'Fallon
                                 Senior Vice President

                             AMERICAN NATIONAL BANK AND TRUST
                             COMPANY OF CHICAGO

                             By: /s/ Robert J. Shanahan
                                 -----------------------------------------------
                                 Robert J. Shanahan
                                 Vice President

                             BANKBOSTON, N.A.

                             By: /s/Andrew A. Doherty
                                 -----------------------------------------------
                                 Andrew A. Doherty
                                 Vice President

                             FLEET NATIONAL BANK

                             By: /s/Scott E. Carpenter
                                 -----------------------------------------------
                                 Scott E. Carpenter
                                 Vice President

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/Greg Ennis
                                 -----------------------------------------------
                                 Greg Ennis
                                 Vice President

                             BHF-BANK AKTIENGESELLSCHAFT

                             By: /s/ Hans J. Scholz
                                 -----------------------------------------------
                                 Hans J. Scholz
                                 Assistant Vice President

                             By: /s/ Thomas J. Scifo
                                 -----------------------------------------------
                                 Thomas J. Scifo
                                 Assistant Vice President

                             SANWA BUSINESS CREDIT CORPORATION

                             By: /s/ Lawrence J. Placek
                                 -----------------------------------------------
                                 Lawrence J. Placek
                                 Vice President


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